SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Lans Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	47-4426774
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

801 Brickell, Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange of which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-148385 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value of $0.001

(Title of class)

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Item 1. Description of Registrant’s Securities to be Registered.

The description of securities contained in Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 20, 2016 is incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit No.	Description of Exhibit
Exhibit 2.1	Asset Purchase Agreement(1)
Exhibit 2.2	Software Purchase Agreement(11)
Exhibit 3.1	Articles of Incorporation of the Registrant (2)
Exhibit 3.2	Certificate of Change(3)
Exhibit 3.3	Certificate of Amendment(3)
Exhibit 3.4	Certificate of Designation(4)
Exhibit 3.5	Certificate of Designation(11)
Exhibit 3.6	Bylaws of the Registrant (2)
Exhibit 10.1	License Agreement(5)
Exhibit 10.2	Consultancy Agreement(6)
Exhibit 10.3	Consultancy Agreement(7)
Exhibit 10.4	Consultancy Agreement(7)
Exhibit 10.5	Consultant Agreement(8)
Exhibit 10.6	Advisory Board Agreement(9)
Exhibit 10.7	Amendment to Advisory Board Agreement(9)
Exhibit 10.8	Amendment to Advisory Board Agreement(10)
Exhibit 14.1	Code of Business Conduct and Ethics(12)
Exhibit 14.2	Procedures and Guidelines Governing Insider Trading and Tipping(12)

  Incorporated by reference to the Company’s Form 8-K filed with the US Securities and Exchange Commission on April 24, 2015.
  Incorporated by reference to the Company’s Registration Statement on Form SB-2 filed with the US Securities and Exchange Commission on December 28, 2007.
  Incorporated by reference to the Company’s Form 8-K filed with the US Securities and Exchange Commission on June 30, 2014.
  Incorporated by reference to the Company’s Form 8-K filed with the US Securities and Exchange Commission on April 24, 2015.
  Incorporated by reference to the Company’s Form 8-K filed with the US Securities and Exchange Commission on November 25, 2014.
  Incorporated by reference to the Company’s Registration Statement on Form S-1 filed with the US Securities and Exchange Commission on July 29, 2015.
  Incorporated by reference to the Company’s Form 8-K filed with the US Securities and Exchange Commission on August 19, 2015.
  Incorporated by reference to the Company’s Form 10-K filed with the US Securities and Exchange Commission on April 20, 2016.
  Incorporated by reference to the Company’s Form 8-K filed with the US Securities and Exchange Commission on May 25, 2016.
  Incorporated by reference to the Company’s Form 8-K filed with the US Securities and Exchange Commission on September 23, 2016.
  Incorporated by reference to the Company’s Form 8-K filed with the US Securities and Exchange Commission on September 28, 2016.
  Incorporated by reference to the Company’s Form 8-K filed with the US Securities and Exchange Commission on September 28, 2016.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: December 20, 2016

Lans Holdings, Inc.

By: /s/ Trevor Allen

Trevor Allen

Title: Chief Executive Officer

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